THE STEINBERG SELECT FUND (the "Fund")

Supplement dated July 25, 2018 to the Prospectus dated February 1, 2018.

In the section entitled "Choosing a Share Class," beginning on page 14 of the Prospectus, the first paragraph is hereby deleted in its entirety and replaced with the following:

The Fund has two classes of shares: Investor Shares and Institutional Shares. Each class has a different combination of purchase restrictions and ongoing fees, allowing you to choose the class that best meets your needs. The following is a summary of the differences between Institutional Shares and Investor Shares of the Fund. Currently, Investor Shares are not offered for sale.

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For more information, please contact a Fund customer service representative toll free at 855-330-7085.

PLEASE RETAIN FOR FUTURE REFERENCE.